UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2009
AMICAS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger, dated as of February 23, 2009, by and among the Company, Emageon Inc. and AMICAS Acquisition Corp.
Ex-99.1 Form of Tender and Support Agreement
Ex-99.2 Press release dated February 23, 2009

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 23, 2009, AMICAS, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Emageon Inc., a Delaware corporation (“Emageon”), and AMICAS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of AMICAS (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, (i) Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $.001 per share, of Emageon (the “Shares”), at a price per Share equal to $1.82, net in cash without interest, less any required withholding taxes (the “Offer Price”), and (ii) following the consummation of the Offer, Merger Sub will merge with and into Emageon (the “Merger”), and each Share, other than Shares held by the Company, Emageon, Merger Sub or stockholders who have validly exercised their appraisal rights under Delaware law, will be cancelled and converted into the right to receive the Offer Price.
The Merger Agreement provides for the commencement of the Offer as promptly as practicable after the date of the Merger Agreement (but in no event later than March 5, 2009), and the Offer will remain open for at least 20 business days. The obligation to accept for payment and pay for the Shares tendered in the Offer is subject to certain conditions, including, among other things, the tender of a majority of the total number of outstanding Shares, on a fully diluted basis. All outstanding options to acquire Shares, Shares that are subject to restricted stock agreements and restricted stock unit awards with respect to Shares will be cancelled upon the closing and the holders thereof will be entitled to receive a right to receive cash from the Merger Sub on the terms set forth in the Merger Agreement.
Under the Merger Agreement, if, following the consummation of the Offer, a majority but fewer than 90% of the issued and outstanding Shares are accepted for payment in the Offer, the Company and Merger Sub have an option (the “Top-Up Option”) to purchase, at a per Share price equal to the Offer Price, such number of newly issued Shares equal to the lowest number of Shares that, when added to the number of Shares owned by the Company, Merger Sub or their affiliates at the time of exercise of the Top-Up Option, will constitute one Share more than 90% of the total Shares outstanding on a fully diluted basis.
The Merger Agreement contains customary representations and covenants, and the Merger is subject to customary closing conditions. In addition, Emageon has agreed to use commercially reasonable efforts to operate its business in the ordinary course until the Offer is consummated. Emageon has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Emageon and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions, and provides that, upon the termination of the Merger Agreement, under specified circumstances, Emageon will be required to pay the Company a termination fee of $1.6 million.
The parties have agreed that if, following completion of the Offer, AMICAS, Merger Sub and any other subsidiary of AMICAS own at least 90% of the outstanding Shares, the Merger will be completed without a meeting of the Company’s stockholders, as allowed pursuant to Delaware’s “short form” merger statute.
A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Emageon or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
In connection with the execution of the Merger Agreement, the Company and Merger Sub entered into Tender and Support Agreements (the “Tender Agreements”) with certain officers, directors and stockholders of Emageon (the “Stockholders”) pursuant to which the Stockholders have agreed, among other things, to tender all of their shares pursuant to the Offer.
The Stockholders that have entered into the Tender Agreements hold, in the aggregate, 3,778,711 shares, or approximately 18%, of the Shares outstanding as of February 23, 2009. In addition, the Tender Agreements apply to Shares acquired by these Stockholders after February 23, 2009, including the 1,182,160 shares of Common Stock issuable to such persons upon the conversion or exercise of derivative securities such as stock options and equity awards.
A form of the Tender Agreements is attached as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Tender Agreements is qualified in its entirety by reference to the full text of the form of Tender Agreement.
On February 23, 2009, the Company and Emageon issued a joint press release regarding the execution of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.2. The press release includes a statement as to the Company’s cash, cash equivalents, and marketable securities balance as of December 31, 2008 of approximately $55 million. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 23, 2009, by and among the Company, Emageon Inc. and AMICAS Acquisition Corp.

Exhibit 99.1	Form of Tender and Support Agreement

Exhibit 99.2	Press release dated February 23, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.

By: Name:	/s/ Kevin C. Burns Kevin C. Burns
Title:	Chief Financial Officer and Corporate
Secretary
Date: February 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of February 23, 2009, by and among the Company, Emageon Inc. and AMICAS Acquisition Corp.

Exhibit 99.1	Form of Tender and Support Agreement

Exhibit 99.2	Press release dated February 23, 2009